Exhibit 10.9

                      Summary of Approved Changes to the
                     Blue Cross  -- Primary License Agreement
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
      Action        Effective                               Explanation
                      Date

   Replace the    March 10,      Revisions to Exhibit A of Exhibit 1:
   entire         2000
   Exhibit 1                     -    Amended Standard 6 (C) - Added Electronic Claims Routing
   with the new                    Process ("ECRP") as a required National Program.
   Exhibit 1.
                                 -    Amended Standard 9 - Added Electronic Claims Routing Process
                                   ("ECRP") as a required National Program.

                  June 16, 2000  Revisions to Exhibit A of Exhibit 1:

                                 -    Amended Standard 6(I) - Eliminated the Annual Financial
                                   Forecast.

                                 -    Amended Standard 7(B) - Eliminated the Annual Financial
                                   Forecast.

                  N/A            Revisions to Exhibit A of Exhibit 1:

                                 Amended Standards 6(I)- eliminated reporting requirements that have sunset.
   Replace the    March 10,      Revisions to Exhibit 2:
   entire         2000
   Exhibit 2                     Amended Standard 5 - Added Electronic Claims Routing Process
   with the new                  ("ECRP") as a required National Program.
   Exhibit 2.

                  June 16, 2000  Revisions to Exhibit 2:

                                 Amended Standard 2 - Replaced the Annual Financial Forecast
                                 Required Report filed by Plans and Larger Affiliate Licensees with a new streamlined, Combined Annual Forecast Required Report that is filed only by the Primary Licensees.

                  N/A            Revisions to Exhibit 2:

                                 Amended Standard 2- eliminated reporting requirements that have sunset.

   Replace 8c of  June 16, 2000  Amendments to Paragraph 19c; Exhibit 1 - Paragraph 14A; Exhibit 1A
   the and the                   - Paragraph 9A:
   entire
   Exhibits1 and                 -    Revised double three-quarter voting requirement
   1A
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